UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
September 22, 2026
Date of Report (Date of earliest event reported)

NORTHWEST NATURAL HOLDING COMPANY
(Exact name of registrant as specified in its charter)
Commission file number 1-38681

Oregon	82-4710680
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
250 S.W. Taylor Street, Portland, Oregon 97204
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (503) 226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On September 23, 2026, Northwest Natural Holding Company (NW Holdings) issued a press release announcing a settlement in the Texas general rate case of its wholly owned indirect subsidiaries, SiEnergy Gas, LLC (SiEnergy Gas), Pines Gas, Inc. (Pines Gas) and Pines Gas Development, Inc. (Pines Gas Development). A copy of the press release is attached as Exhibit 99.1.

The information contained in this Item 7.01 and in the accompanying exhibit shall not be incorporated by reference into any filing of NW Holdings, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Item 7.01, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 8.01 Other Events

As previously disclosed, on May 4, 2026, SiEnergy Gas, Pines Gas, and Pines Gas Development filed a request for a general rate increase (Rate Case) with the Railroad Commission of Texas (RRC). The filing included a request to consolidate the corporate, regulatory and rate structures of these entities and requested an overall revenue requirement increase of $12.0 million.

On September 22, 2026, SiEnergy Gas, Pines Gas, Pines Gas Development, the staff of the RRC, the coalition of cities served by SiEnergy Gas, and other municipal parties to the Rate Case filed a settlement with the RRC that addresses all issues in the Rate Case (Stipulation). The Stipulation provides for the consolidation of SiEnergy Gas, Pines Gas, and Pines Gas Development as well as the establishment of systemwide rates. The Stipulation provides for a revenue requirement increase of approximately $8.6 million, a capital structure consisting of 59.75% equity and 40.25% long-term debt, a return on equity of 9.8%, and an overall cost of capital of 8.0%. Rate base of the combined entities is approximately $343 million, representing a $177 million increase since the last rate case in 2023.

The Stipulation further sets forth baseline factors for future interim rate adjustment filings under Texas' Gas Reliability Infrastructure Program (GRIP), which allows, subject to refund, recovery on and of incremental changes in invested capital between rate cases (subject to a prudence review conducted in the next rate case filing). To participate in the GRIP program, SiEnergy must make an initial filing within two years of its Rate Case filing.

The Stipulation is subject to the review and approval of the RRC. For new rates to be effective, the RRC must issue an order, which may approve, modify or deny the terms of the Stipulation. New rates are expected to take effect in November 2026.

Forward-Looking Statements

This report, and other presentations made by NW Holdings from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “assumes,” “continues,” “could,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “will” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, assumptions, expectations, estimates, timing, goals, strategies, commitments, expenses, future events, investments, targeted capital structure, cost of capital, return on equity, rate base, depreciation rates, financial results, financial position, revenue requirement, system and infrastructure reinforcement, expansion or reliability, costs, timing or benefits, revenues and earnings, performance, timing, outcome, potential challenges to, or effects of rate cases or other regulatory proceedings, mechanisms, approvals or recoveries, regulatory prudence reviews, anticipated regulatory actions or filings, timing of new rates, and other statements that are other than statements of historical facts.

Forward-looking statements by NW Holdings are based on its current expectations and assumptions regarding its business, the economy, geopolitical factors, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. You are therefore cautioned against relying on any of these forward-looking statements. Forward-looking statements are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A “Risk Factors”, and Part II, Item 7 and Item 7A “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures about Market Risk” in NW Holdings’ most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures About Market Risk”, and Part II, Item 1A, “Risk Factors”, in NW Holdings’ Quarterly Reports on Form 10-Q filed thereafter, which, among others, outline legal, regulatory and legislative risks, public health risks, financial, macroeconomic and geopolitical risks, growth and strategic risks, operational risks, business continuity and technology risks, environmental risks and risks related to NW Holdings’ water and renewables businesses.

All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of NW Holdings, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and NW Holdings undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. New factors emerge from time to time and it is not possible to predict all such factors, nor can NW Holdings predict the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index below.

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release issued September 23, 2026 (furnished and not filed).
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated: September 23, 2026	/s/ Megan H. Berge
Senior Vice President, General Counsel, Chief Compliance Officer and
Corporate Secretary